Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
The Company did not record any income tax expense or benefit during the years ended December 31, 2021 and 2020. The Company has a net operating loss and has provided a valuation allowance against net deferred tax assets due to uncertainties regarding the Company’s ability to realize these assets. All losses before income taxes arose in the U.S.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and deferred tax liabilities, including valuation allowances, are as follows:

	As of December 31,
($ in thousands)	2021	2020
Deferred tax assets:
Net operating loss	$58,646	$53,515
Capitalized research and development	36,830	32,337
Research credits	16,765	15,056
Stock-based compensation	1,323	2,519
Right of use lease liability	153	177
Accrued expenses	92	57
Other	1	1
Total deferred tax asset	113,810	103,662
Less: valuation allowance	(111,575)	(101,757)
Total net deferred tax asset	2,235	1,905

Deferred tax liabilities:
Basis difference in fixed assets	(2,082)	(1,728)
Right of use lease assets	(153)	(177)
Total deferred tax liability	(2,235)	(1,905)
Total net deferred tax asset/(liability)	$—	$—
A valuation allowance is provided for deferred tax assets where the recoverability of the assets is uncertain. The determination to provide a valuation allowance is dependent upon the assessment of whether it is more likely than not that sufficient future taxable income will be generated to utilize the deferred tax assets. Based on the weight of the available evidence, which includes the Company’s historical operating losses, lack of taxable income and the accumulated deficit, the Company provided a full valuation allowance against the deferred tax assets resulting from the tax loss and credits carried forward as of December 31, 2021 and December 31, 2020.
On November 18, 2021, North Carolina enacted the 2021 Appropriations Act, which included a gradual corporate income tax rate decrease from the current 2.5% to 0% by 2030. The Company is in a cumulative loss position and does not have significant deferred tax liabilities that can be utilized as a source of taxable income in the future. Therefore, the Company has reduced its North Carolina deferred tax assets, including the net operating losses, to zero, as no benefit is expected to be realized from these deferred tax assets prior to 2030 when there would be no income tax in North Carolina. The reduction in the value of the deferred tax assets resulted in $6.9 million of tax expense, which was offset fully by the reduction in the corresponding valuation allowance. If the Company becomes profitable prior to 2030, the Company will recognize an income tax benefit related to the portion of its North Carolina deferred tax assets utilized.
The reasons for the difference between the actual income tax benefit for the years ended December 31, 2021 and 2020, and the amount computed by applying the statutory Federal income tax rate to losses before income taxes are as follows:

	December 31,
	2021		2020
($ in thousands)	Amount	Rate	Amount	Rate
Income tax benefit at statutory rate	$(5,560)	21.0%	$(13,970)	21.0%
State income taxes, net of federal benefit	(1,706)	6.4%	(1,338)	2.0%
Tax credits	(2,662)	10.1%	(2,625)	3.9%
Other nondeductible expenses	(11,991)	45.3%	90	(0.1)%
Deferred rate changes	8,981	(33.9)%	16	0.0%
Deferred tax true-up(1)	3,120	(11.8)%	(1,736)	2.6%
Change in valuation allowance	9,818	(37.1)%	19,563	(29.4)%
Provision for income taxes	$—	0.0%	$—	0.0%
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(1)The deferred tax true-up for 2021 primarily relates to executive compensation subject to IRC Section 162(m) limitations.
As of December 31, 2021 the Company had approximately $278.5 million and $278.9 million of Federal and state net operating losses, respectively. Of this amount, $117.3 million of Federal net operating losses are subject to an 80% limitation on taxable income, do not expire and will carry forward indefinitely, while the remaining amount begins to expire in 2025. Some of these state net operating losses included in these amounts follow the Federal Tax Cuts and Jobs Act and are carried over indefinitely. The Company’s state net operating losses began to expire in 2020 and will expire completely in 2036. The state operating loss carryforwards are inclusive of North Carolina net operating losses, which are recorded at a zero benefit.
As of December 31, 2021 and 2020, the Company had Federal and state research tax credit carryforwards of $17.0 million and $15.1 million, respectively. These credit carryforwards will begin to expire in 2025 and will expire completely in 2041.
Net operating loss carryforwards and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service, or IRS, and may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant stockholders or groups over a three-year period in excess of 50% as defined under Sections 382 and 383 in the Internal Revenue Code, which could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value immediately prior to the ownership change. Subsequent ownership changes may further affect the limitation in future years. The Company has not determined whether there have been any cumulative ownership changes or the impact on the utilization of the loss carryforwards if such changes have occurred. A section 382 study will be performed at a time when forthcoming profitability is reasonably anticipated.
On March 27, 2020, the CARES Act was passed by the U.S. Congress and signed into United States law. The CARES Act, among other things, includes certain provisions for individuals and corporations (including a suspension on the application of the 80% limitation described above for taxable years beginning prior to January 1, 2021); however, these benefits did not materially impact the Company’s income tax provision in the periods presented.